Exhibit 10.4

SCHEDULE 1 HOTELS

	Trade Name and Street Address	Landlord	Owner	Service Level	Initial Owner’s Priority
1.	Intentionally Deleted.
2.	Intentionally Deleted.
3.	Intentionally Deleted.
4.	Intentionally Deleted.
5.	Intentionally Deleted.
6.	Intentionally Deleted.
7.	Intentionally Deleted.
8.	Intentionally Deleted.
9.	Intentionally Deleted.
10.	Sonesta Select Bettendorf 895 Golden Valley Drive Bettendorf, IA	HPTCY Properties Trust	HPT CY TRS, Inc.	Select	$1,147,610
11.	Intentionally Deleted.
12.	Intentionally Deleted.
13.	Intentionally Deleted.
14.	Sonesta Select Fort Wayne 111 West Washington Center Road Fort Wayne, IN	HPT Suite Properties Trust	Cambridge TRS, Inc.	Select	$889,477
15.	Intentionally Deleted.
16.	Intentionally Deleted.
17.	Intentionally Deleted.
18.	Intentionally Deleted.
19.	Sonesta Select Boston Stoughton 200 Technology Center Drive Stoughton, MA	Service Properties Trust	HPT CY TRS, Inc.	Select	$1,637,325
20.	Intentionally Deleted.
21.	Intentionally Deleted.
22.	Intentionally Deleted.
23.	Intentionally Deleted.
24.	Intentionally Deleted.
25.	Intentionally Deleted.
26.	Intentionally Deleted.
27.	Intentionally Deleted.
28.	Sonesta Select Kansas City Airport Prarie View 7600 North West 97th Terrace Kansas City, MO	HPT Suite Properties Trust	Cambridge TRS, Inc.	Select	$898,045
29.	Intentionally Deleted.
30.	Intentionally Deleted.
31.	Intentionally Deleted.
32.	Intentionally Deleted.
33.	Intentionally Deleted.
34.	Intentionally Deleted.
35.	Intentionally Deleted.
36.	Intentionally Deleted.
37.	Intentionally Deleted.
38.	Intentionally Deleted.
39.	Intentionally Deleted.
40.	Intentionally Deleted.

41.	Intentionally Deleted.
42.	Sonesta ES Suites Providence - Airport 500 Kilvert Street Warwick, RI	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$1,070,072
43.	Intentionally Deleted.
44.	Intentionally Deleted.
45.	Intentionally Deleted.
46.	Intentionally Deleted.
47.	Intentionally Deleted.
48.	Intentionally Deleted.
49.	Intentionally Deleted.
50.	Intentionally Deleted.
51.	Intentionally Deleted.
52.	Intentionally Deleted.
53.	Intentionally Deleted.
54.	Intentionally Deleted.
55.	Intentionally Deleted.
56.	Intentionally Deleted.
57.	Intentionally Deleted.
58.	Intentionally Deleted.
59.	Intentionally Deleted.
60.	Intentionally Deleted.

SCHEDULE 2 LEASES
1.    Lease Agreement, dated as of February 27, 2020, among Harbor Court Associates, LLC, HPT Cambridge LLC, HPT IHG-2 Properties Trust, HPT IHG-3 Properties LLC, HPTMI Properties Trust, and Royal Sonesta, Inc., as landlord, and Cambridge TRS, Inc., as tenant, as amended.

2.    Master Lease Agreement, dated as of December 31, 2012, between Service Properties Trust and HPTCY Properties Trust, as landlord, and HPT CY TRS, Inc., as tenant, as amended.

3.    Lease Agreement, dated as of June 1, 2021, between HPT Suite Properties Trust and Cambridge TRS, Inc., as amended.

4.    Lease Agreement, dated as of October 1, 2020, between HPT IHG-2 Properties Trust and SVC NJ TRS LLC.

5.    Lease Agreement, dated as of December 1, 2020, between HPT IHG-2 Properties Trust and SVC Nanuet TRS LLC.

SCHEDULE 3

PRIOR MANAGEMENT AGREEMENTS

1.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta International Hotels Corporation (“Sonesta”) and Cambridge TRS, Inc. (“Cambridge TRS”). [Sonesta ES Suites Birmingham]

2.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Montgomery]

3.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Jacksonville]

4.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Atlanta Perimeter Center]

5.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta Gwinnett Place]

6.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Chicago - Lombard]

7.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Burlington]

8.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Columbia]

9.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Ann Arbor]

10.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Minneapolis]

11.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites St. Louis Chesterfield]

12.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Omaha]

13.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Somers Point]

14.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Cincinnati – Sharonville West]

15.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Dublin]

16.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Cleveland Airport]

17.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Cincinnati]

18.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Westlake]

19.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Oklahoma City]

20.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Malvern]

21.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Providence - Airport]

22.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Memphis]

23.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Houston - NASA Clear Lake]

24.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Houston]

25.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Burlington]

26.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Portland - Vancouver]

27.Master Management Agreement, dated as of September 25, 2020, between Sonesta and Cambridge. [Converted Wyndham Hotels]

28.Master Management Agreement, executed on November 25, 2020 but effective as of December 1, 2020, between Sonesta and HPT TRS IHG-2, Inc. [Converted IHG Hotels]
29.Master Management Agreement, dated as of December 15, 2020, between Sonesta and HPT TRS MRP, Inc. [Converted Marriott Hotels]

30.Master Management Agreement, dated as of December 15, 2020, between Sonesta and HPT CY TRS, Inc. [Converted Marriott Courtyard Hotels]

31.Master Management Agreement, dated as of June 2, 2021, between Sonesta and Cambridge TRS. [Converted Hyatt Hotels]